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                                                                    EXHIBIT 25.1
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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                                   ----------

                      CHECK IF AN APPLICATION TO DETERMINE
           ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b)(2) [ ]

                                   ----------

                     WELLS FARGO BANK, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

Not Applicable                                               94-1347393
(State of incorporation                                      I.R.S. employer
if not a U.S. national bank)                                 identification no.)

505 Main Street, Suite 301
Fort Worth, Texas                                            76102
(Address of principal executive offices)                     (Zip code)

                              Wells Fargo & Company
                          Law Department, Trust Section
                                  MAC N9305-172
                         Sixth and Marquette, 17th Floor
                              Minneapolis, MN 55479
                              (agent for services)

                                   ----------

                           ENCORE ACQUISITION COMPANY
               (Exact name of obligor as specified in its charter)

Delaware                                                     75-2759650
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                             ENCORE OPERATING, L.P.
               (Exact name of obligor as specified in its charter)

Texas                                                        75-2807888
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)



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                               EAP OPERATING, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                                     75-2807621
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                                EAP ENERGY, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                                     75-2807622
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                            EAP ENERGY SERVICES, L.P.
               (Exact name of obligor as specified in its charter)

Texas                                                        75-2808458
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

777 Main Street, Suite 1400
Fort Worth, Texas                                            76102
(Address of principal executive offices)                     (Zip code)

                              EAP PROPERTIES, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                                     75-2807620
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

1209 Orange Street
Wilmington, Delaware                                         19801
(Address of principal executive offices)                     (Zip code)

                                    ---------

                    8 3/8% Senior Subordinated Notes due 2012
                       (Title of the indenture securities)



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Item 1. General Information. Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

         Comptroller of the Currency,
         Treasury Department
         Washington, D.C. 20230

         Federal Deposit Insurance Corporation
         Washington, D.C. 20429

         Federal Reserve Bank of San Francisco
         San Francisco, CA 94120

         (b) Whether it is authorized to exercise corporate trust powers.

         The trustee is authorized to exercise corporate trust powers.

Item 2. Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

         None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15. Foreign Trustee. Not applicable.

Item 16. List of Exhibits.

Wells Fargo Bank incorporates by reference into this Form T-1 exhibits attached hereto.

Exhibit 1. A copy of the Articles of Association of the trustee now in effect.*

Exhibit 2. A copy of the Comptroller of the Currency Certificate of Corporate Existence for Wells Fargo Bank, National Association, dated November 28, 2001.*

Exhibit 3. A copy of the authorization of the trustee to exercise corporate trust powers. A copy of the Comptroller of the Currency Certificate of Corporate Existence (with Fiduciary Powers) for Wells Fargo Bank, National Association, dated November 28, 2001.*

Exhibit 4.        Copy of By-laws of the trustee as now in effect.*

Exhibit 5.        Not applicable.

Exhibit 6. The consents of United States institutional trustees required by Section 321(b) of the Act.

Exhibit 7. Attached is a copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.


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Exhibit 8.        Not applicable.

Exhibit 9.        Not applicable.

* Incorporated by reference to exhibit number 25 filed with registration statement number 333-87398.



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                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Fort Worth and State of Texas on the day of 3rd of September, 2002.

                                     WELLS FARGO BANK, NATIONAL ASSOCIATION

                                     By: /s/ Melissa Scott
                                        ----------------------------------------
                                        Melissa Scott, Corporate Trust Officer


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                                    Exhibit 6

September 3, 2002

Securities and Exchange Commission
Washington, D.C. 20549

Gentlemen:

         In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request thereof.


                                       Very truly yours,

                                       WELLS FARGO BANK, NATIONAL ASSOCIATION

                                       By: /s/ Melissa Scott
                                          --------------------------------------
                                          Melissa Scott, Corporate Trust Officer


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                                                                       EXHIBIT 7

                       Consolidated Report of Condition of

                      Wells Fargo Bank National Association
                of 420 Montgomery Street, San Francisco, CA 94163
                     And Foreign and Domestic Subsidiaries,
   at the close of business June 30, 2002, filed in accordance with 12 U.S.C.
                         Section 161 for National Banks.


                                                                                                                  Dollar Amounts
                                                                                                                   In Millions
                                                                                                                   -----------
ASSETS
Cash and balances due from depository institutions:
         Noninterest-bearing balances and currency and coin                                                        $     7,809
         Interest-bearing balances                                                                                       4,882
Securities:
         Held-to-maturity securities                                                                                         0
         Available-for-sale securities                                                                                   6,513
Federal funds sold and securities purchased under agreements to resell:
         Federal funds sold in domestic offices                                                                          1,584
         Securities purchased under agreements to resell                                                                     4
Loans and lease financing receivables:
         Loans and leases held for sale                                                                                 10,165
         Loans and leases, net of unearned income                                                       90,478
         LESS: Allowance for loan and lease losses                                                       1,365
         Loans and leases, net of unearned income and allowance                                                         89,113
Trading Assets                                                                                                           4,945
Premises and fixed assets (including capitalized leases)                                                                 1,610
Other real estate owned                                                                                                     79
Investments in unconsolidated subsidiaries and associated companies                                                        245
Customers' liability to this bank on acceptances outstanding                                                                32
Intangible assets
         Goodwill                                                                                                        5,356
         Other intangible assets                                                                                         6,626
Other assets                                                                                                             8,724
                                                                                                                   -----------
Total assets                                                                                                       $   147,687
                                                                                                                   ===========
LIABILITIES
Deposits:
         In domestic offices                                                                                       $    78,584
                  Noninterest-bearing                                                                    25,870
                  Interest-bearing                                                                       52,714
         In foreign offices, Edge and Agreement subsidiaries, and IBFs                                                   7,441
                  Noninterest-bearing                                                                         3
                  Interest-bearing                                                                        7,438
Federal funds purchased and securities sold under agreements to repurchase:
         Federal funds purchased in domestic offices                                                                    22,760
         Securities sold under agreements to repurchase                                                                    429



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
                                                                                                                  Dollar Amounts
                                                                                                                   In Millions
                                                                                                                   -----------
Trading liabilities                                                                                                      4,175
Other borrowed money
         (includes mortgage indebtedness and obligations under capitalized leases)                                       5,514
Bank's liability on acceptances executed and outstanding                                                                    32
Subordinated notes and debentures                                                                                        4,884
Other liabilities                                                                                                        7,124
                                                                                                                   -----------
Total liabilities                                                                                                     $130,943

Minority interest in consolidated subsidiaries                                                                              31

EQUITY CAPITAL
Perpetual preferred stock and related surplus                                                                                0
Common stock                                                                                                               520
Surplus (exclude all surplus related to preferred stock)                                                                13,232
Retained earnings                                                                                                        2,693
Accumulated other comprehensive income                                                                                     268
Other equity capital components                                                                                              0
                                                                                                                   -----------
Total equity capital                                                                                                    16,713
                                                                                                                   -----------
Total liabilities, minority interest, and equity capital                                                              $147,687
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

I, Karen B. Martin, Vice President of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.


                                                                 Karen B. Martin
                                                                  Vice President

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.


Carrie L. Tolstedt
Howard Atkins                   Directors
Clyde W. Ostler